                          LIMITED POWER OF ATTORNEY
                          -------------------------


KNOW ALL MEN BY THESE PRESENTS:
  That I, Pamlyn Kelly, Ph.D., do hereby make, constitute and appoint Gary K. Nuttall and Eunice M. Antosh, or either of them, my true and lawful Attorney-in-Fact, for me and in my name, place and stead, to sign, execute, acknowledge and deliver the report on Form 10-K for Regency Affiliates, Inc. for the year ended December 31, 1995 to be filed with the Securities and Exchange Commission.
  This Power of Attorney is limited to the foregoing acts, however, it shall not be affected by disability of the Donor and all of the authority given to the Attorney-in-Fact herein shall be exercisable by said Attorney-in-Fact as provided in this instrument, notwithstanding any later disability, incapacity or adjudication of incompetency of the Donor. All acts therein by said Attorney-in-Fact, pursuant to this written instrument, during such period of disability, incapacity or adjudication of incompetency of the Donor shall have the same effect and inure to the benefit of the Donor and bind the Donor's heirs, devisees and personal representatives as if the Donor where competent and not disabled or incapacitated.

  IN WITNESS WHEREOF, I have hereunto set my hand, this 20th day of February, 1996.

In the presence of:



/s/ L. David Wilson                     /s/ Pamlyn Kelly, Ph.D.
- ---------------------------             --------------------------------
                                        Pamlyn Kelly, Ph.D.


/s/ ? ?
- ---------------------------





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
____________________________________________________________________________________________________________________________
                                                                                 |     RIGHT THUMBPRINT (OPTIONAL)
State of California     \                                                        |     TOP OF THUMB HERE
                         }                                                       |  ___________________________________
County of Contra Costa  /                                                        | |                                   |
                                                                                 | |                                   |
On 2/20/96 before me,________/s/ Wendy Gordillo, Notary________________________, | |                                   |
    (DATE)             (NAME, TITLE OF OFFICER-I.E., "JANE DOE, NOTARY PUBLIC")  | |                                   |
                                                                                 | |___________________________________|
personally appeared _______/s/ Pamlyn Kelly, PH.D______________________________  |
                            (NAME(S) OF SIGNER(S))                               |  CAPACITY CLAIMED BY SIGNER(S)
                                                                                 |
_______________________________________________________________________________  | [X] INDIVIDUAL(S)
                                                                                 | [ ] CORPORATE________________________
_____________________________________________________________________________ ,  |     OFFICER(S)_______________________
                                                                                 |                    (TITLE(S))
[ ] personally known to me   - OR -   [X] proved to me on the basis of           | [ ] PARTNER(S)
                                          satisfactory evidence to be the person | [ ] ATTORNEY IN FACT
 _________________NNA1_________________   whose name is subscribed to the within | [ ] TRUSTEE(S)
|                                      |  instrument and acknowledged to me that | [ ] GUARDIAN/CONSERVATOR
|              WENDY GORDILLO          |  she executed the same in her           | [ ] OTHER:___________________________
|              COMM. #1016702          |  authorized capacity, and that by her   |     _________________________________
| [SEAL]  Notary Public -- California  |  signature on the instrument the        |
|            CONTRA COSTA COUNTY       |  person, or the entity upon behalf of   | SIGNER IS REPRESENTING:
|        My Comm. Expires FEB 9, 1998  |  which the person acted, executed the   | (NAME OF PERSON(S) OR ENTITY(IES))
|_________________NNA1_________________|  instrument.                            |
                                                                                 | _____________________________________
                                          Witness my hand and official seal.     |
                                                                                 | _____________________________________
                                                  /s/ Wendy Gordillo             |
                  (SEAL)                  -------------------------------------  | _____________________________________
                                                 (SIGNATURE OF NOTARY)           |
========================================================================================================================
ATTENTION NOTARY: The information requested below is OPTIONAL. It could, however, prevent fraudulent attachment of this certificate to any unauthorized document.

                                    Title or Type of Document  Limited Power of Attorney
   THIS CERTIFICATE                                           ----------------------------------------------------------
   MUST BE ATTACHED                 Number of Pages   1                        Date of Document  2/20/96
   TO THE DOCUMENT                                  -------------------------                   ------------------------
   DESCRIBED AT RIGHT:              Signer(s) Other Than Named Above
                                                                     ---------------------------------------------------
____________________________________________________________________________________________________________________________
WOLCOTTS FORM 63240 -- ALL PURPOSE ACKNOWLEDGMENT WITH SIGNER CAPACITY/REPRESENTATION/FINGERPRINT -- Rev. 12-92
                                                                                                     (C) 1992 WOLCOTTS FORMS

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